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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

  DELAWARE                          1-8483                        95-3825062
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(State or other                   (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

    2141 Rosecrans Avenue, Suite 4000
         El Segundo, California                                       90245
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 (Address of Principal Executive Offices)                          (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))


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ITEM 8.01         OTHER EVENTS

         On August 1, 2005, Unocal Corporation ("Unocal") announced by press release that Shareholder Services (ISS) has recommended that Unocal stockholders vote for the proposed merger with Chevron Corporation at the special meeting of Unocal stockholders scheduled for Aug. 10, 2005. The press release, dated
August 1, 2005, is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
99.1                Press release, dated August 1, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNOCAL CORPORATION

                                            /s/ John A. Briffet
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                                            By: John A. Briffett
                                                Vice President and Comptroller
Date:  August 1, 2005





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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press release, dated August 1, 2005